United States Securities and Exchange Commission
Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 30, 2007

WACCAMAW BANKSHARES, INC.
(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	52-2329563
(State or other Jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

110 N. Powell Boulevard Whiteville, N.C. 28472
(address of Principal Executive Office)

(910) 641-0044
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document contains 4 pages, excluding exhibits

ITEM 8.01.    OTHER EVENTS

                    The purpose of this Current Report on Form 8-K is to file the announcement of Waccamaw Bank ranked in Top 200 Community Banks in U.S.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99.1 Waccamaw Bank announces ranking in Top 200 Community Banks in U.S.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 30, 2007.

WACCAMAW BANKSHARES, INC.

Date: May 30, 2007	/s/ James G. Graham
By: James G. Graham
Its: President & CEO